FIRST AMENDMENT
                              TO THE
                       AMENDED AND RESTATED
                         CREDIT AGREEMENT


     THIS FIRST AMENDMENT, dated as of February 17, 1995 (the "AMENDMENT"), is entered into by and among Conair Corporation ("CONAIR"), a Delaware corporation, Continental Conair Limited ("CCL"), a Hong Kong corporation, the banking institutions signatories hereto (collectively, the "BANKS" and individually, a "BANK") and CoreStates Bank, N.A., as agent for the Banks under the Credit Agreement referred to below (in such capacity, the "AGENT"). Conair and CCL are sometimes referred to herein collectively as the "BORROWERS" and individually as a "BORROWER."

                       PRELIMINARY STATEMENT

     WHEREAS, Conair, CCL, the Banks, the Agent and Chemical Bank New Jersey, National Association and First Fidelity Bank, National Association, New Jersey, as Co-Agents for the Banks are parties to an Amended and Restated Credit Agreement, dated as of October 1, 1994 (the "CREDIT AGREEMENT"), whereby the Banks are providing to Conair a revolving credit facility and are providing to Conair and to CCL a trade finance facility, upon the terms and conditions set forth in the Credit Agreement; and

     WHEREAS,  Conair  desires  to  purchase  certain  of  the  issued  and outstanding capital stock of Babyliss S.A. ("BABYLISS") and all of the issued and outstanding capital stock of Cristal Gesellschaft F<u">r
Beteiligungen und Finanzierungen S.A. ("Cristal") resulting in Conair holding, directly or indirectly, all of the issued and outstanding stock of each of Babyliss and Cristal for an aggregate purchase price of approximately 198 million French francs plus the retention by Babyliss of certain existing indebtedness and to increase the Aggregate Revolving Loan Commitment currently established under the Credit Agreement by the lesser of (i) the U.S. dollar equivalent of 200 million French francs at the time of the Acquisition or (ii) $37,500,000, which increased Aggregate Revolving Loan Commitment will be used by Conair to finance a portion of such purchase price; and

     WHEREAS, Conair and CCL have requested, and the Banks have agreed, to consent to the foregoing transaction and to amend the Credit Agreement hereby, but only to the extent and on the terms and conditions specifically set forth herein. All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, intending to be legally bound hereby, and subject to the satisfaction of the conditions hereinafter set forth, the parties hereto agree as follows:

1.   CONSENT AND WAIVER OF THE BANKS.

     (a) The undersigned Banks hereby consent to the acquisition by Conair of all of the issued and outstanding capital stock of Babyliss and Cristal notwithstanding the limitation of $15,000,000 on such Investments in Foreign Subsidiaries contained in Section 5.11(c)(i) and agree that the amount of such Investment in Babyliss and Cristal shall not be included in determining the Borrowers' compliance with the dollar limitation of such Section.

     (b) The undersigned Banks hereby consent to the waivers and consents granted under, and the modification of, the Note Agreement, the First Fidelity Loan Agreement, the CoreStates Loan Agreement and the UJB Loan Agreement, as contemplated by Section 3 below, notwithstanding the prohibition contained in Section 5.14(iii) of the Credit Agreement.

2.   AMENDMENT TO THE CREDIT AGREEMENT.

     The Credit Agreement is hereby amended as follows:

     (a) The date "June 30, 1997" contained in the definition of "Revolver Termination Date" in Section 1.1(a) of the Credit Agreement is hereby replaced with the date "March 15, 2000."

     (b) Section 1.1(a) of the Credit Agreement is further amended by the insertion immediately following the first sentence of subsection (1) of such Section of the following sentences:

     The Revolving Loan Commitment of each Bank consists of the commitment existing as of February 17, 1995 (the "ORIGINAL COMMITMENT") and the additional commitment of such Bank as of such date (the "ADDITIONAL COMMITMENT"), as set forth on Exhibit A hereto. The Banks' aggregate Original Commitment is referred to herein as the "AGGREGATE ORIGINAL COMMITMENT" and the Banks' aggregate Additional Commitment is referred to herein as the "AGGREGATE ADDITIONAL COMMITMENT."

     (c) Section 1.8 of the Credit Agreement is hereby amended by the deletion of the final sentence of subsection (a) thereof and by the
addition   at   the  end  of  such  Section  of  the  following  additional subsections:

          (d) The Borrowers may, upon not less that three Banking Business Days' notice to the Banks, reduce the Aggregate Revolving Loan Commitment, provided that any such reduction shall be in the amount of $1,000,000 or, if greater, then in such minimum amount plus $1,000,000 multiples.

          (e) Reductions in the Aggregate Revolving Loan Commitment under this Section 1.8 shall be applied pro rata to the then remaining portions of the Aggregate Original Commitment and the Aggregate Additional Commitment, and shall reduce the scheduled reductions of such Aggregate Original Commitment and the Aggregate Additional Commitment required pursuant to Section 1.1(a) and Exhibit A hereto in the inverse order of such required reductions.

     (d) The first paragraph of Section 1.11(f) of the Credit Agreement is hereby amended in its entirety so that such paragraph, as so amended, shall read as follows:

          (f) APPLICABLE MARGINS. The Base Rate Margin, the LIBO Rate Margin and the Bankers' Acceptance Rate Margin (in each such case, the "Applicable Margin") will be determined from time to time based on the attainment of certain financial ratios. Upon receipt by the Agent of the quarterly financial statements required to be delivered pursuant to Section 4.1, the Agent shall determine (A) the ratio of Senior Funded Debt to Tangible Net Worth plus Senior Funded Debt, (B) the ratio of Trailing Adjusted Net Income to Fixed Charges and (C) the ratio of EBITDA to interest expenses for the quarterly period covered by such statements. The Agent shall thereupon determine the margins corresponding to (A) above and the lower of the margins corresponding to (B) or (C) above, in each case pursuant to the schedule set forth below in this Section 1.11(f). The Applicable Margins shall be the higher of the Applicable Margins resulting from such determination PLUS, as such Applicable Margins apply to Revolving Credit Loans (i) from January 1, 1995 through December 31, 1995, 25.64 basis points, (ii) from January 1, 1996 through December 31, 1996, 28.60 basis points, (iii) from January 1, 1997 through December 31, 1997, 32.52 basis points and (iv) thereafter, 40 basis points. Any adjustment to the Applicable Margins shall become effective upon receipt by the Agent of the financial statements required pursuant to Section 4.1(b) hereof or financial statements as of any month-end in form satisfactory to the Agent (provided, however, that the determination of the Applicable Margins in effect as of February 17, 1995 shall be based upon the pro forma consolidated financial statements dated January 13, 1995 reflecting the acquisition by Conair of the capital stock of Babyliss), and shall remain in effect until such time as the Agent shall receive more current financial statements. Any adjustment in such Applicable Margins shall affect the Base Rate Margin of Base Rate Loans then in effect or thereafter made, and shall apply to the LIBO Rate Margin and Bankers' Acceptance Rate Margin of LIBO Rate Loans and Bankers' Acceptances thereafter made or created.

     (e) The second sentence of Section 4.10 of the Credit Agreement is hereby modified in its entirety so that such sentence, as so modified, shall read as follows:

     Conair shall use the proceeds of the initial Revolving Credit Loan only to purchase the Existing Subordinated Debt, shall use the proceeds of the initial Revolving Credit Loans made upon the establishment of the Additional Commitments only to purchase all of the issued and outstanding capital stock of each of Babyliss and Cristal and shall use the proceeds of subsequent Revolving Credit Loans to refinance the initial Revolving Credit Loan and for working capital and other general corporate purposes.

     (f) Section 5.2 of the Credit Agreement is hereby amended by the deletion at the end of subsection (j) thereof of the word "and," by the addition at the end of subsection (k) thereof of the phrase "; and," by the deletion of the phrase immediately following subsection (k) thereof and by the addition thereto of the following text immediately following such subsection (k):

          (l) Indebtedness for Borrowed Money of Babyliss set forth on Schedule 5.2(l) hereto, such Indebtedness not to be renewed, extended, or refinanced without the prior written approval of the Required Banks;

     provided that the aggregate Indebtedness for Borrowed Money of Foreign Subsidiaries (other than the Indebtedness for Borrowed Money of Babyliss permitted pursuant to clause (l) above) shall be limited to $15,000,000 (including the existing OPIC Guaranteed Loan of Conair Costa Rica, S.A. and any refinancings thereof which do not increase the principal amount outstanding).

     (g) Section 5.3 of the Credit Agreement is hereby amended by the deletion of the word "and" at the end of subsection (c) thereof, by the addition of the phrase "; and" at the end of subsection (d) thereof and by the addition at the end thereof of the following subsection:

          (e) liens upon real property subject to that certain lease and purchase agreement dated January 1, 1990 and such additional liens securing Indebtedness permitted under Section 5.2(l), so long as such additional liens are removed not later than May 15, 1995.

     (h) Section 5.11 of the Credit Agreement is hereby amended by the deletion of the word "and" at the end of subsection (f) thereof, and the addition of the following clauses:

          (h) Babyliss S.A. may own Investments existing as of February 17, 1995 consisting of the capital stock of those entities listed on Schedule 5.11(h) hereto and may make additional Investments to acquire any capital stock of those entities listed on Schedule 5.11(h) not owned by Babyliss S.A. so long as the aggregate amount of all such additional Investments made after February 17, 1995 does not exceed $3,000,000; and

          (i) Cristal may own Investments existing as of February 17, 1995 consisting of 13,003 shares of the capital stock of Babyliss and 50 shares of the capital stock of Blitog.

     (i) Section 5.18 of the Credit Agreement is hereby amended by the addition at the end of such Section of the following phrase:

     less (iv) the amount of the Babyliss Goodwill as of the end of such fiscal quarter to the extent such Babyliss Goodwill does not exceed $26,000,000.

     (j) Section 5.19 is hereby amended in its entirety so that such Section, as so amended, shall read as follows:

          5.19 SENIOR FUNDED DEBT. Permit the ratio of Senior Funded Debt to Tangible Net Worth plus Senior Funded Debt on a consolidated basis to be at any time greater than:

          0.68:1.0 from January 1, 1995 through December 30, 1995; 0.63:1.0 on December 31, 1995;
          0.65:1.0 from January 1, 1996 through December 30, 1996; 0.53:1.0 on December 31, 1996;
          0.57:1.0 from January 1, 1997 through December 30, 1997; 0.50:1.0 after December 30, 1997.

     (k) Section 8.1 is hereby amended by the addition of the following definition in the appropriate alphabetical order:

          "BABYLISS GOODWILL" shall mean the excess of the purchase price paid by Conair for the capital stock of Babyliss over the net assets of Babyliss at the time of acquisition, less the amount of any write-up of value of the assets of Babyliss on or after the date of such acquisition.

     (l) The definition of "TANGIBLE NET WORTH" contained in Section 8.1 of the Credit Agreement is hereby amended by substituting a "," for the word "and" immediately before clause (iv) thereof and inserting at the end of such definition the following additional clause:

     and (v) the cumulative amount of any net write-up of asset values of Babyliss at any time on or after the date of acquisition by Conair of the capital stock of Babyliss.

     (m) Exhibit A to the Credit Agreement is hereby amended in its entirety so that such Exhibit, as so amended, shall be in the form attached hereto as Exhibit A.

     (n) Schedule 2.17 to the Credit Agreement is hereby amended in its entirety so that such Schedule, as so amended, shall be in the form attached hereto.

3.   CONDITIONS PRECEDENT

     The provisions of Sections 1 and 2 above shall be effective upon the satisfaction of the following conditions:

          (a) REQUIRED CONSENTS. The Banks shall have received evidence reasonably acceptable to the Agent that all consents under and waivers to each of (i) the Note Agreement, (ii) the First Fidelity Loan Agreement, (iii) the CoreStates Loan Agreement and (iv) the UJB Loan Agreement, necessary to allow the purchase by Conair of Babyliss and Cristal and this amendment of the Credit Agreement, have been received. In addition, the Borrowers shall have provided to the Banks evidence satisfactory to the Banks that all governmental, shareholder and third party consents and approvals necessary in connection with the acquisition by Conair of Babyliss and Cristal and the transactions contemplated by this Amendment have been obtained and remain in effect.

          (b)  AMENDMENTS  TO  FINANCIAL AGREEMENTS.  The Banks shall  have received evidence reasonably acceptable to the Agent that the financial covenants contained in each of (i) the Note Agreement, (ii) the First Fidelity Loan Agreement, (iii) the CoreStates Loan Agreement and (iv) the UJB Loan Agreement have been amended in a manner substantially similar to the amendments to the Credit Agreement contained herein.

          (c) ARTICLES, BYLAWS. The Banks shall have received copies of the Articles of Incorporation and Bylaws (or other equivalent document) of each of Babyliss and Cristal, certified by the secretary or assistant secretary of Babyliss and Cristal, respectively.

          (d) EVIDENCE OF AUTHORIZATION. The Banks shall have received certified copies of all corporate or other action (i) taken by each Person other than a Bank who is a party to this Amendment or any other document executed in connection herewith to authorize its execution and delivery and performance of this Amendment and such other documents, as amended hereby, and to authorize obtaining the Aggregate Additional Commitment provided hereby, together with such other related papers as the Banks shall reasonably require and (ii) taken by Conair with respect to acquisition of the capital stock of Babyliss and Cristal.

          (e) LEGAL OPINIONS. The Banks shall have received a favorable written opinion of Margulies & Margulies, P.C., general counsel for Conair, which shall be addressed to the Banks and be dated the date of this Amendment, in substantially the form attached as Exhibit E, together with opinions of counsel for Babyliss and Cristal, each in form and substance satisfactory to the Banks.

          (f) INCUMBENCY. The Banks shall have received a certificate signed by the secretary or assistant secretary of each corporate signatory to this Amendment and each other document executed in connection herewith other than a Bank, together with the true signature of the officer or officers authorized to execute and deliver this Amendment and such documents, upon which the Banks shall be entitled to rely conclusively until the Agent shall have received a further certificate of the appropriate secretary or assistant secretary amending the prior certificate and submitting the signature of the officer or officers named in the new certificate as being authorized to execute and deliver Loan Documents.

          (g)  REVOLVING  CREDIT  NOTES.   Each Bank shall have received an
     executed Revolving Credit Note in the respective amounts provided herein, payable to the order of such Bank and otherwise in the form of Exhibit B to the Credit Agreement, in substitution for the Revolving Credit Note currently held by each such Bank. Upon receipt by a Bank of such replacement Revolving Credit Note, such Bank shall surrender to the Borrowers the Revolving Credit Note currently held by such Bank marked "cancelled." In addition, the Agent shall have received all certificates, instruments and other documents then required to be delivered pursuant to this Amendment, in each instance in form and substance reasonably satisfactory to the Agent and the Banks.

          (h) FEES. In addition to the $100,000 portion of the underwriting fee previously paid, the Borrowers shall have (i) paid to the Agent an underwriting fee equal to $150,000, which shall be distributed to the Banks in the proportion of each Bank's Commitment Percentage and (ii) reimbursed the Agent for all out-of-pocket expenses, including reasonable legal fees of counsel to the Banks, incurred in connection with the transaction contemplated hereby.

          (i) CHANGE. No material adverse change shall have occurred (or shall occur upon the acquisition of Babyliss and Cristal) in the financial condition or prospects of any Borrower or of Conair and its Subsidiaries, taken as a whole, since June 30, 1992.

          (j) ACQUISITION DOCUMENTS. The Banks shall have received true and correct copies of the executed stock purchase agreement and all related documents effecting the acquisition by Conair of the capital stock of Babyliss and Cristal, which agreement and other documents shall reflect that the aggregate purchase price for such stock equals approximately 198 million French francs and the debt retained by Babyliss is not in excess of $13,000,000. In addition, the Borrowers shall have provided to the Banks all due diligence reports and memoranda relating to the acquisition prepared by or supplied to Conair or its counsel or accountants and such other materials relating to Babyliss and/or Cristal as the Agent or any of the Banks may reasonably request.

          (k) CONSUMMATION OF ACQUISITION. All conditions precedent to the acquisition by Conair of all issued and outstanding capital stock of Babyliss and Cristal other than the payment of the purchase price of approximately 198 million French francs shall have been satisfied, and the Borrowers shall have requested pursuant to Section 1.3 of the Credit Agreement that the Banks make a Revolving Credit Loan in the amount not greater than the lesser of the U.S. Dollar equivalent of 200 million French Francs at the time of the Acquisition or $37,500,000 and payable in the manner required by the stock purchase agreement.

          (l) PLEDGE OF BABYLISS SHARES. The Collateral Agent shall have received a certificate or certificates representing 65% of the outstanding shares of capital stock of Babyliss acquired directly by Conair and a certificate or certificates representing 65% of all outstanding shares of capital stock of Cristal, in each case, together with duly executed stock powers, in pledge of such shares pursuant to the terms of the Pledge Agreement.

     Notwithstanding the foregoing provisions of this Section 3, the provisions of Sections 1 and 2 above shall be effective on February 17, 1995 solely for purposes of advancing the Revolving Credit Loan contemplated by Section 3(k) above into escrow, to be released upon the satisfaction of the conditions set forth in subsections 3(a) through (l) above. If such conditions are not satisfied on or prior to February 24, 1995, such escrowed funds will be returned to the Banks as a prepayment in accordance with Section 1.9 of the Credit Agreement.

4.   EXPENSES.

     In compliance with Section 9.8(a) of the Credit Agreement, the Borrowers will reimburse the Agent promptly following demand for all out-of-pocket expenses (including reasonable fees and expenses of legal counsel) incurred in connection with the preparation of this Amendment.

5.   REPRESENTATIONS AND WARRANTIES.

     (a)  Each   of   the   Borrowers   confirms   the   accuracy   of  the
representations and warranties contained in each Loan Document as of the date originally given and restates to the Banks such representations and warranties, as amended, on and as of the date hereof and on and as of the Acquisition as if originally given on such date.

     (b) The making and performance of this Amendment and the performance of the Credit Agreement, as amended hereby, are within the power and authority of each Borrower and have been duly authorized by all necessary corporate action. The acquisition by Conair of the capital stock of Babyliss and Cristal, the making and performance of this Amendment and the performance of the Credit Agreement, as amended hereby, does not and under present law will not require any consent or approval of any of the Borrowers' or Subsidiaries' shareholders or any other person (other than consents and approvals heretofore obtained and in full force and effect), does not and under present law will not violate any law, rule, regulation order, writ, judgment, injunction, decree, determination or award, does not violate any provision of its charter or by-laws, does not and will not result in any breach of any material agreement, lease or instrument to which it is a party, by which it is bound or to which any of its assets are or may be subject, and does not and will not give rise to any Lien upon any of its assets except in favor of the Banks. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (other than authorizations, approvals, consents, filings and registrations heretofore obtained and in full force and effect) are necessary for the acquisition by Conair of the capital stock of Babyliss and Cristal, the execution, delivery or performance by any Borrower or Subsidiary of this Amendment or for the performance of the Credit Agreement, as amended hereby, or for the validity or enforceability of this Amendment or the Credit Agreement as amended hereby.

     (c) When executed and delivered, this Amendment, and the Credit Agreement as amended hereby, will be the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its terms.

6.   COVENANTS.

     (a) Each of the Borrowers, jointly and severally, warrant to the Banks that the Borrowers are in compliance and have complied with all covenants, agreements and conditions in each Loan Document on and as of the date hereof, that no Potential Default or Event of Default has occurred and is continuing on the date hereof and that, upon the acquisition by Conair of the capital stock of Babyliss and the effectiveness of this Amendment, no Potential Default or Event of Default shall have occurred and be continuing.

     (b) The proceeds of the Revolving Credit Loans advanced in connection with the increase in the Aggregate Revolving Loan Commitment shall be used by Conair solely as a portion of the purchase price paid by Conair to acquire, directly or indirectly, all of the issued and outstanding shares of Babyliss and Cristal.

7.   EFFECT OF AMENDMENT.

     This Amendment amends the Loan Documents only to the extent and in the manner herein set forth, and in all other respects the Loan Documents are ratified and confirmed.

8.   COUNTERPARTS; EFFECTIVENESS.

     This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received notice by telecopy or telex or satisfactory telephonic advice that such counterparts have been signed by all the parties hereto and are being transmitted to the Agent.

9.   GOVERNING LAW.

     This Amendment and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of New York without regard to New York or federal principles of conflict of law.




PH02/65725.8        2/14/95

     IN WITNESS WHEREOF, the Borrowers, the Banks and the Agent have caused this Amendment to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.

150 Milford Avenue            CONAIR CORPORATION
East Windsor, NJ  08520
Attention:  Treasurer
                              By:___________________________
                                 Title:

c/o Conair Corporation        CONTINENTAL CONAIR LIMITED
1 Cummings Point Road
Stamford, CT  06904
Attention:  Vice President-LegalBy:___________________________
                                 Title:

Eastern Corporate Banking     CORESTATES BANK, N.A., as Agent
FC 1-8-3-16
Box 7618
Philadelphia, PA  19101-7618  By:___________________________
                                 Title:

Eastern Corporate Banking     CORESTATES BANK, N.A.
FC 1-8-3-16
Box 7618
Philadelphia, PA  19101-7618  By:___________________________
                                 Title:

East 36 Midland Avenue        CHEMICAL BANK NEW JERSEY,
Paramus, NJ  07652              NATIONAL ASSOCIATION


                              By:___________________________
                                 Title:

550 Broad Street, 15th Fl.    FIRST FIDELITY BANK, NATIONAL
Newark, NJ  07102               ASSOCIATION, NEW JERSEY


                              By:___________________________
                                 Title:

160 Water Street              STANDARD CHARTERED BANK
New York, NY  10038


                              By:___________________________
                                 Title:






PH02/65725.8        2/14/95

                                                                                 Exhibit A


                                   BANKS AND COMMITMENTS


                              Original         Additional         Revolving          Trade          Seasonal         Commitment
                             COMMITMENT        COMMITMENT           Loan            Finance           Trade          PERCENTAGE
                                                                 COMMITMENT       COMMITMENT         Finance
                                                                                                   COMMITMENT
CoreStates Bank, N.A.          $ 5,999,700        $10,713,750       $16,713,450     $17,142,000       $ 7,142,500      28.57%
Chemical Bank New Jersey,      $ 5,999,700        $10,713,750       $16,713,450     $17,142,000       $ 7,142,500      28.57%
National Association
First Fidelity, National       $ 5,999,700        $10,713,750       $16,713,450     $17,142,000       $ 7,142,500      28.57%
Bank, New Jersey
Standard Chartered Bank        $ 3,000,900        $ 5,358,750       $ 8,359,650     $ 8,574,000       $ 3,572,500      14.29%
                               -----------        -----------       -----------     -----------       -----------
                               $21,000,000        $37,500,000       $58,500,000     $60,000,000       $25,000,000

      The Aggregate Revolving Loan Commitment shall reduce in accordance with the following schedule:

DATE OF REDUCTION                     Reduction                  Reduction
                                     to Original               to Additional
                                     COMMITMENT                  COMMITMENT
December 15, 1995                         $6,000,000
December 15, 1996                          7,500,000                  5,000,000
December 15, 1997                          7,500,000                  7,500,000
December 15, 1998                                                    10,000,000
December 15, 1999                                                    10,000,000
March 15, 2000                                                        5,000,000

      On the date of each such reduction, the Original Commitment and Additional Commitment of each Bank shall reduce to an amount equal to such Banks' Commitment Percentage, set forth above, of the then Aggregate Original Commitment or Aggregate Additional Commitment.




PH02/65725.8        2/14/95